EXHIBIT 99.1

Contact:	Franklin Resources, Inc.

Investor Relations: Greta Gahl (650) 312-4091

Corporate Communications: Lisa Gallegos (650) 312-3395

franklintempleton.com

____________________________________________________________________________________

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Third Quarter Results

San Mateo, CA, July 27, 2006 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $371.4 million, or $1.41 per share diluted, on revenues of $1,317.3 million for the quarter ended June 30, 2006. In the quarter ended March 31, 2006, net income was $196.5 million, or $0.74 per share diluted, on revenues of $1,254.8 million. For the quarter ended June 30, 2005, net income was $261.9 million, or $1.00 per share diluted, on revenues of $1,109.7 million.

Operating income for the quarter ended June 30, 2006 was $452.0 million, as compared to $349.8 million for the prior quarter and $346.5 million for the quarter ended June 30, 2005, an increase of 29% for the quarter ended June 30, 2006 over the prior quarter and an increase of 30% over the same quarter in the prior year. The company’s non-operating income for the quarter ended June 30, 2006 included $52.3 million of investment and other income, net, as compared to $55.4 million in the prior quarter and $21.8 million for the quarter ended June 30, 2005.

Assets under management by the company’s subsidiaries were $490.1 billion at June 30, 2006, as compared to $491.6 billion at March 31, 2006 and $425.4 billion at June 30, 2005. Simple monthly average assets under management during the quarter ended June 30, 2006 were $494.6 billion compared to $481.2 billion in the preceding quarter and $416.0 billion in the same quarter a year ago. Equity assets comprised 60% of total assets under management at June 30, 2006 and March 31, 2006 as compared to 57% at June 30, 2005. Fixed-income assets comprised 22% of total assets under management at June 30, 2006 and March 31, 2006, as compared to 24% at June 30, 2005. Hybrid assets accounted for 17% of total assets under management at June 30, 2006, March 31, 2006, and June 30, 2005. Sales exceeded redemptions by $1.3 billion for the quarter ended June 30, 2006, as compared to $2.5 billion for the prior quarter and $7.7 billion for the comparable quarter a year ago.

Fiscal Third Quarter 2006 Highlights

Performance and Products1,2

(See important footnotes in “Supplemental Information” section at the end of the release.)

•

79% of Franklin Templeton’s long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 94% for the five-year period and 96% for the 10-year period ended June 30, 2006.[3,4]

•

71% of Franklin Templeton’s equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 92% for the five-year period and 94% for the 10-year period ended June 30, 2006.[3,5]

•

96% of Franklin Templeton’s fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, and 99% for the five- and 10-year periods ended June 30, 2006.[3,6]

•

74% of Franklin equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 90% for the five-year period and 87% for the 10-year period ended June 30, 2006. [3,7]

•

62% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 90% for the five-year period and 99% for the 10-year period ended June 30, 2006. [3,8]

•

84% of Mutual Series equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, and 100% for the five- and 10-year periods ended June 30, 2006. [3,9]

•

82% of Franklin Templeton’s taxable fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 97% for the five-year period and 94% for the 10-year period ended June 30, 2006.[3,10]

•

100% of Franklin Templeton's tax-free fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended June 30, 2006.[3,11]

•

Franklin Income Fund ranked in the top two quartiles of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group for total return among 392, 271, 209 and 85 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return and Consistent Return, and was rated 5 stars overall by Morningstar among 290 Conservative Allocation funds as of June 30, 2006. [12,21,22]

•

Franklin Flex Cap Growth Fund ranked in the top two quartiles of the Lipper Multi-Cap Growth Funds peer group for total return among 414, 355, 284 and 97 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received a Lipper Leader award for Expense as of June 30, 2006. [13,21]

•

Franklin Federal Tax-Free Income Fund ranked in the top two quartiles of the Lipper General Municipal Debt Funds peer group for total return among 259, 248, 224 and 143 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Tax Efficiency, and was rated 4 stars overall by Morningstar among 292 Muni National Long funds as of June 30, 2006. [14,21,22]

•

Franklin California High Yield Municipal Fund ranked in the top decile of the Lipper California Municipal Debt Funds peer group for total return among 121, 116, 98 and 69 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Tax Efficiency, and was rated 5 stars overall by Morningstar among 164 Muni California Long funds as of June 30, 2006. [15,21,22]

•

Templeton Global Bond Fund ranked in the top decile of the Lipper Global Income Funds peer group for total return among 104, 95, 80 and 50 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received a Lipper Leader award for Total Return, and was rated 5 stars overall by Morningstar among 154 World Bond funds as of June 30, 2006. [16,21,22]

•

Templeton World Fund ranked in the top two quartiles of the Lipper Global Multi-Cap Core Funds peer group for total return among 86, 59, 48 and 13 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return and Expense, and was rated 4 stars overall by Morningstar among 403 World Stock funds as of June 30, 2006. [17,21,22]

•

Mutual Shares Fund ranked in the top two quartiles of the Lipper Multi-Cap Value Funds peer group for total return among 478, 371, 259 and 104 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received a Lipper Leader award for Preservation, and was rated 4 stars overall by Morningstar among 1070 Large Value funds as of June 30, 2006. [18,21,22]

•

Mutual Beacon Fund ranked in the top quintile of the Lipper Multi-Cap Core Funds peer group for total return among 819, 585, 430 and 155 funds for the one-, three-, five- and 10-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return, Consistent Return and Preservation, and was rated 4 stars overall by Morningstar among 1070 Large Value funds as of June 30, 2006. [19,21,22]

•

Mutual Financial Services Fund ranked in the top quartile of the Lipper Financial Services Funds peer group for total return among 120, 103 and 92 funds for the one-, three- and five-year periods ended June 30, 2006. The fund received Lipper Leader awards for Total Return and Preservation, and was rated 4 stars overall by Morningstar among 126 Specialty-Financial funds as of June 30, 2006. [20,21,22]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

•

Templeton Global Bond Fund received the "Best Fund Managers" award for the Global Funds category in the 2006 Excellence in Fund Management Awards given by Standard & Poor's and BusinessWeek in the U.S. The award was based primarily on risk-adjusted total returns for the five-year period ended December 31, 2005. Additionally, FTIF Templeton Global Bond Fund, a Luxembourg-registered SICAV, received a Lipper “Best Fund” award in the Bonds Global category for three- and five-year performance, and ranked #1 for 5-year performance in the Fixed Income Global USD based category in Standard & Poor's Global Investment Fund Sector awards.

•

In a quarterly survey of shareholder satisfaction conducted by National Quality Review, a third party customer service evaluator, 94% of customers responding to the survey said that they would recommend Franklin Templeton Investments to others.

•

In Canada, in DALBAR’s most recent quarterly rankings, Franklin Templeton Investments’ English and French call center services were ranked #1 among broker distributed firms. In addition, Franklin Templeton Investments’ Quotential program statements were rated the #1 Wrap Account Investor Statement, and Franklin Templeton Investments was the only firm to achieve an "Excellent” score in the second bi-annual analysis conducted by DALBAR.

•

Franklin Templeton Investments received two AsianInvestor 2006 Achievement Awards related to institutional equities: the one-year performance award for Japan Equity and the three-year risk-adjusted performance award for Global Equity. FTIF Franklin Templeton Japan Fund was awarded an “A” rating by Standard & Poor’s.

•

In its most recent quarterly ranking of mutual fund "leaders" in Web support for consumers and financial professionals, DALBAR rated franklintempleton.com as “excellent” among mutual fund consumer websites.

•

The NJBEST and Franklin Templeton 529 College Savings Plans, offered by the State of New Jersey Higher Education Student Assistance Authority and Franklin Templeton Investments, reported that collective assets in the plans surpassed $1 billion.

•

Launched Templeton India Equity Income Fund, the first emerging markets fund available to Indian investors. By June 30, 2006, the fund had raised over $410 million in investments and helped increase the number of shareholder accounts in India to more than 1.8 million.

•

Launched Franklin Global Real Estate Fund in the U.S. as well as Templeton BRIC Fund, the first fund to offer U.S. investors concentrated access to opportunities in the emerging market economies of Brazil, Russia, India and China.

•	Franklin Templeton Fixed Income Group launched Franklin Templeton Emerging Market Debt Opportunities Fund for institutional investors.
•	Franklin Templeton Investments Australia Limited secured its second and final close of Fiduciary International Real Estate Fund 2 (FIRE Fund 2), raising a total of US$400 million.
•	Launched a privately-placed FTIJ Franklin Templeton Japan QF Fund exclusively for qualified financial institutions in Japan.

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except assets under management and per share data)	Three months ended June 30			Nine months ended June 30
	2006	2005	% Change	2006	2005	% Change
Operating Revenues
Investment management fees	$786,015	$642,034	22%	$2,199,469	$1,801,191	22%
Underwriting and distribution fees	447,136	386,950	16%	1,307,516	1,104,669	18%
Shareholder servicing fees	65,593	64,609	2%	194,930	192,088	1%
Consolidated sponsored investment products income, net	2,753	1,306	111%	5,589	3,282	70%
Other, net	15,778	14,835	6%	45,993	45,707	1%
Total operating revenues	1,317,275	1,109,734	19%	3,753,497	3,146,937	19%
Operating Expenses
Underwriting and distribution	430,727	359,657	20%	1,224,040	1,018,455	20%
Compensation and benefits	242,686	232,971	4%	692,348	662,387	5%
Information systems, technology and occupancy	74,082	73,253	1%	221,877	209,866	6%
Advertising and promotion	41,309	36,845	12%	107,776	94,061	15%
Amortization of deferred sales commissions	31,514	29,361	7%	95,631	91,356	5%
Amortization of intangible assets	2,650	4,348	(39%)	11,359	13,108	(13%)
Intangible assets impairment	—	—	—	68,400	—	N/A
Provision for governmental investigations, proceedings and actions, net	—	(8,385)	(100%)	—	33,658	(100%)
Other	42,321	35,205	20%	125,737	104,202	21%
Total operating expenses	865,289	763,255	13%	2,547,168	2,227,093	14%
Operating income	451,986	346,479	30%	1,206,329	919,844	31%
Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(8,352)	4,402	N/A	19,454	19,013	2%
Investment and other income, net	52,271	21,849	139%	140,025	87,814	59%
Interest expense	(6,682)	(9,017)	(26%)	(22,995)	(25,245)	(9%)
Other income, net	37,237	17,234	116%	136,484	81,582	67%
Income before taxes on income	489,223	363,713	35%	1,342,813	1,001,426	34%
Taxes on income	117,809	101,840	16%	456,914	278,290	64%
Net income	$371,414	$261,873	42%	$885,899	$723,136	23%

Earnings per Share
Basic	$1.44	$1.04	38%	$3.46	$2.89	20%
Diluted	1.41	1.00	41%	3.37	2.78	21%

Dividends per share	$0.12	$0.10	20%	$0.36	$0.30	20%
Special cash dividend	$—	$—	—	$—	$2.00	(100%)

Average Shares Outstanding (in thousands)
Basic	257,592	250,475	3%	256,276	250,417	2%
Diluted	262,876	262,865	—	264,266	262,607	1%
Operating Margin[1]	34%	31%	—	32%	29%	—
Assets Under Management (in millions)
Beginning of period	$491,592	$412,057	19%	$453,065	$361,860	25%
Sales	35,353	29,717	19%	98,283	91,015	8%
Reinvested distributions	2,866	1,900	51%	12,667	7,269	74%
Redemptions	(34,008)	(22,013)	54%	(88,542)	(63,023)	40%
Distributions	(3,458)	(2,417)	43%	(15,526)	(9,216)	68%
Acquisitions	242	—	N/A	242	83	192%
(Depreciation) appreciation	(2,453)	6,159	N/A	29,945	37,415	(20%)
End of period	$490,134	$425,403	15%	$490,134	$425,403	15%

Simple Monthly Average for Period	$494,567	$416,001	19%	$475,959	$400,340	19%

Franklin Resources, Inc.
Preliminary Condensed Consolidated Income Statements
Unaudited
(in thousands, except per share data)
	Three months ended
	30-Jun-06	31-Mar-06	% Change	31-Dec-05	30-Sep-05	30-Jun-05
Operating Revenues
Investment management fees	$786,015	$726,015	8%	$687,439	$655,327	$642,034
Underwriting and distribution fees	447,136	445,501	—	414,879	426,941	386,950
Shareholder servicing fees	65,593	65,065	1%	64,272	62,675	64,609
Consolidated sponsored investment products income, net	2,753	2,558	8%	278	1,132	1,306
Other, net	15,778	15,631	1%	14,584	17,086	14,835
Total operating revenues	1,317,275	1,254,770	5%	1,181,452	1,163,161	1,109,734

Operating Expenses
Underwriting and distribution	430,727	413,236	4%	380,077	387,682	359,657
Compensation and benefits	242,686	231,182	5%	218,480	207,906	232,971
Information systems, technology and occupancy	74,082	73,900	—	73,895	77,000	73,253
Advertising and promotion	41,309	36,130	14%	30,337	43,237	36,845
Amortization of deferred sales commissions	31,514	32,115	(2%)	32,002	31,114	29,361
Amortization of intangible assets	2,650	4,356	(39%)	4,353	4,351	4,348
Intangible assets impairment	—	68,400	(100%)	—	—	—
Provision for governmental investigations, proceedings and actions, net	—	—	—	—	—	(8,385)
Other	42,321	45,694	(7%)	37,722	43,339	35,205
Total operating expenses	865,289	905,013	(4%)	776,866	794,629	763,255

Operating income	451,986	349,757	29%	404,586	368,532	346,479

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(8,352)	16,992	(149%)	10,814	10,108	4,402
Investment and other income, net	52,271	55,388	(6%)	32,366	49,587	21,849
Interest expense	(6,682)	(7,125)	(6%)	(9,188)	(8,798)	(9,017)
Other income, net	37,237	65,255	(43%)	33,992	50,897	17,234

Income before taxes on income	489,223	415,012	18%	438,578	419,429	363,713
Taxes on income	117,809	218,496	(46%)	120,609	84,934	101,840

Net income	$371,414	$196,516	89%	$317,969	$334,495	$261,873

Earnings per Share
Basic	$1.44	$0.76	89%	$1.26	$1.33	$1.04
Diluted	1.41	0.74	91%	1.21	1.28	1.00

Dividends per share	$0.12	$0.12	—	$0.12	$0.10	$0.10

Average Shares Outstanding (in thousands)
Basic	257,592	258,110	—	253,208	251,301	250,475
Diluted	262,876	265,437	(1%)	265,066	263,981	262,865
Operating Margin[1]	34%	28%	—	34%	32%	—

Employees	7,817	7,540	4%	7,290	7,156	7,045
Billable Shareholder Accounts (in millions)	18.7	17.6	6%	17.1	16.6	17.4

Franklin Resources, Inc.
Summary Balance Sheet
(in thousands)
	Preliminary
	Unaudited
	June 30, 2006	September 30, 2005
Assets
Current assets	$4,789,344	$4,620,588
Banking/finance assets	944,443	915,140
Non-current assets	3,240,956	3,358,199
Total assets	$8,974,743	$8,893,927

Liabilities and Stockholders’ Equity
Current liabilities	$997,005	$851,897
Banking/finance liabilities	735,352	804,802
Non-current liabilities	824,946	1,476,737
Total liabilities	2,557,303	3,133,436
Minority interest	111,110	76,107
Total stockholders’ equity	6,306,330	5,684,384
Total liabilities and stockholders’ equity	$8,974,743	$8,893,927

Ending Shares of Common Stock Outstanding	252,984	252,745

1Operating margin: Operating income divided by total operating revenues.

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)	30-Jun-06	31-Mar-06	% Change	31-Dec-05	30-Sep-05	30-Jun-05
Equity
Global/international	$209.7	$210.8	(1%)	$193.9	$185.7	$168.0
Domestic (U.S.)	82.1	84.8	(3%)	79.6	77.9	74.5
Total equity	291.8	295.6	(1%)	273.5	263.6	242.5

Hybrid	84.6	83.5	1%	79.7	78.4	73.3

Fixed-Income
Tax-free	54.1	54.3	—	53.9	53.8	53.5
Taxable:
Domestic (U.S.)	31.3	31.7	(1%)	32.5	32.7	32.8
Global/international	22.4	20.9	7%	19.6	18.7	17.6
Total fixed-income	107.8	106.9	1%	106.0	105.2	103.9

Money Market	5.9	5.6	5%	5.6	5.9	5.7

Total ending assets	$490.1	$491.6	—	$464.8	$453.1	$425.4
Simple Monthly Average for Period	$494.6	$481.2	3%	$453.3	$440.5	$416.0

ASSETS UNDER MANAGEMENT AND FLOWS
(in billions)	Three months ended
	30-Jun-06	31-Mar-06	% Change	30-Jun-05	% Change
Beginning Assets Under Management	$491.6	$464.8	6%	$412.1	19%
U.S. retail assets
Beginning assets	$295.0	$279.7	5%	$250.8	18%
Sales	14.7	15.1	(3%)	14.3	3%
Reinvested distributions	2.6	0.9	189%	1.6	63%
Redemptions	(13.2)	(12.5)	6%	(9.6)	38%
Distributions	(3.2)	(1.6)	100%	(2.2)	45%
(Depreciation) appreciation	(2.7)	13.4	N/A	5.4	N/A
Ending assets	$293.2	$295.0	(1%)	$260.3	13%
Other assets, including international and institutional
Beginning assets	$196.6	$185.1	6%	$161.3	22%
Sales	20.7	17.5	18%	15.4	34%
Reinvested distributions	0.3	0.5	(40%)	0.3	0%
Redemptions	(20.8)	(17.5)	19%	(12.4)	68%
Distributions	(0.3)	(0.4)	(25%)	(0.3)	0%
Acquisitions	0.2	—	N/A	—	N/A
Appreciation	0.2	11.4	(98%)	0.8	(75%)
Ending assets	$196.9	$196.6	—	$165.1	19%
Ending Assets Under Management	$490.1	$491.6	—	$425.4	15%
Total Assets Under Management
Beginning assets	$491.6	$464.8	6%	$412.1	19%
Sales	35.4	32.6	9%	29.7	19%
Reinvested distributions	2.9	1.4	107%	1.9	53%
Redemptions	(34.0)	(30.0)	13%	(22.0)	55%
Distributions	(3.5)	(2.0)	75%	(2.4)	46%
Acquisitions	0.2	—	N/A	—	N/A
(Depreciation) appreciation	(2.5)	24.8	N/A	6.1	N/A
Ending assets	$490.1	$491.6	—	$425.4	15%

Note: Institutional assets totaling approximately $36.6 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at June 30, 2006 were approximately $156.5 billion, of which high net-worth assets comprised $11.4 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE (in billions)
	Three months ended
	30-Jun-06	31-Mar-06	30-Jun-05
Global/international equity
Beginning assets	$210.8	$193.9	$163.8
Sales	15.2	15.4	10.8
Reinvested distributions	0.5	0.3	0.3
Redemptions	(15.6)	(13.9)	(7.1)
Distributions	(0.6)	—	(0.3)
Acquisitions	0.2	—	—
(Depreciation) appreciation	(0.8)	15.1	0.5
Ending assets	209.7	210.8	168.0
Domestic (U.S.) equity
Beginning assets	84.8	79.6	72.3
Sales	4.2	4.3	4.1
Reinvested distributions	1.0	—	0.4
Redemptions	(4.7)	(4.8)	(4.0)
Distributions	(1.0)	(0.3)	(0.4)
(Depreciation) appreciation	(2.2)	6.0	2.1
Ending assets	82.1	84.8	74.5
Hybrid
Beginning assets	83.5	79.7	69.1
Sales	3.7	3.6	4.3
Reinvested distributions	0.6	0.4	0.5
Redemptions	(2.5)	(2.4)	(1.6)
Distributions	(0.8)	(0.6)	(0.6)
Appreciation	0.1	2.8	1.6
Ending assets	84.6	83.5	73.3
Tax-free income
Beginning assets	54.3	53.9	51.9
Sales	1.8	1.8	1.7
Reinvested distributions	0.3	0.3	0.3
Redemptions	(1.7)	(1.5)	(1.3)
Distributions	(0.6)	(0.5)	(0.6)
Appreciation	—	0.3	1.5
Ending assets	54.1	54.3	53.5
Taxable fixed-income
Beginning assets	52.6	52.1	49.0
Sales	5.7	5.1	5.6
Reinvested distributions	0.4	0.3	0.4
Redemptions	(4.7)	(4.8)	(4.6)
Distributions	(0.4)	(0.5)	(0.4)
Appreciation	0.1	0.4	0.4
Ending assets	53.7	52.6	50.4
Money market
Beginning assets	5.6	5.6	6.0
Sales	4.8	2.4	3.2
Reinvested distributions	0.1	0.1	—
Redemptions	(4.8)	(2.6)	(3.4)
Distributions	(0.1)	(0.1)	(0.1)
Appreciation	0.3	0.2	—
Ending assets	5.9	5.6	5.7
Ending assets under management	$490.1	$491.6	$425.4

Conference Call Information

On Thursday, July 27, 2006, Franklin Resources, Inc. [NYSE:BEN] President and Chief Executive Officer, Greg Johnson, and Executive Vice President, Chief Financial Officer and Treasurer, Jim Baio, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through August 10, 2006. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 2850978, after 5:30 p.m. Eastern Time on July 27, 2006, through 11:59 p.m. Eastern Time on August 10, 2006.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $490 billion in assets under management at June 30, 2006. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Morningstar ratings and Lipper rankings for Franklin Templeton U.S.-based funds (or U.S.-registered funds) are based on Class A shares, with the exception of Lipper rankings for Mutual Series funds (other than Mutual Recovery), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges or Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 5/31/06 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 5 to 912 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton's Long-Term Mutual Funds2

Quartile	Time Periods Ended June 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	65%	79%	94%	96%
3rd & 4th	35%	21%	6%	4%

FRANKLIN23

Quartile	Time Periods Ended June 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	83%	86%	95%	93%
3rd & 4th	17%	14%	5%	7%

TEMPLETON24

Quartile	Time Periods Ended June 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	19%	63%	91%	99%
3rd & 4th	81%	37%	9%	1%

MUTUAL SERIES25

Quartile	Time Periods Ended June 30, 2006
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	80%	84%	100%	100%
3rd & 4th	20%	16%	0%	0%

4.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 37, 47, 53 and 40 funds ranked in the top quartile and 31, 18, 19 and 19 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 15, 14, 19 and 14 funds ranked in the top quartile and 13, 11, 11 and 6 funds ranked in the second quartile for the one-, three- five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin Templeton non-money market fixed income mutual funds tracked by Lipper, 22, 33, 34 and 26 funds ranked in the top quartile and 18, 7, 8 and 13 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin equity mutual funds tracked by Lipper, 10, 10, 11 and 7 funds ranked in the top quartile and 10, 7, 8 and 3 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 6/30/06. Of the eligible Templeton equity mutual funds tracked by Lipper, 1, 1, 3 and 3 funds ranked in the top quartile and 2, 2, 2 and 3 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 6/30/06. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 4, 3, 5 and 4 funds ranked in the top quartile and 1, 2, 1 and 0 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin Templeton non-money market taxable fixed income mutual funds tracked by Lipper, 4, 5, 6 and 4 funds ranked in the top quartile and 5, 2, 3 and 2 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin Templeton non-money market tax-free fixed income mutual funds tracked by Lipper, 18, 28, 28 and 22 funds ranked in the top quartile and 13, 5, 5 and 11 funds ranked in the second quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 6/30/06. Franklin Income Fund Class A ranked 195 in a universe of 392 funds in Lipper's "Mixed-Asset Target Allocation Moderate Funds" group for the one-year period, 23 of 271 for the three-year period, 3 of 209 for the five-year period and 3 of 85 for the 10-year period.

13.

Source: Lipper® Inc., 6/30/06. Franklin Flex Cap Growth Fund Class A ranked 199 in a universe of 414 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 114 of 355 for the three-year period, 67 of 284 for the five-year period and 15 of 97 for the 10-year period.

14.

Source: Lipper® Inc., 6/30/06. Franklin Federal Tax-Free Income Fund Class A ranked 67 in a universe of 259 funds in Lipper's "General Municipal Debt Funds" group for the one-year period, 28 of 248 for the three-year period, 37 of 224 for the five-year period and 30 of 143 for the 10-year period.

15.

Source: Lipper® Inc., 6/30/06. Franklin California High Yield Municipal Fund Class A ranked 5 in a universe of 121 funds in Lipper's "California Municipal Debt Funds" group for the one-year period, 4 of 116 for the three-year period, 5 of 98 for the five-year period and 5 of 69 for the 10-year period.

16.

Source: Lipper® Inc., 6/30/06. Templeton Global Bond Fund Class A ranked 2 in a universe of 104 funds in Lipper's "Global Income Funds" group for the one-year period, 4 of 95 for the three-year period, 2 of 80 for the five-year period and 5 of 50 for the 10-year period.

17.

Source: Lipper® Inc., 6/30/06. Templeton World Fund Class A ranked 40 in a universe of 86 funds in Lipper's "Global Multi-Cap Core Funds" group for the one-year period, 16 of 59 for the three-year period, 8 of 48 for the five-year period and 1 of 13 for the 10-year period.

18.

Source: Lipper® Inc., 6/30/06. Mutual Shares Fund Class Z ranked 82 in a universe of 478 funds in Lipper's "Multi-Cap Value Funds" group for the one-year period, 152 of 371 for the three-year period, 57 of 259 for the five-year period and 14 of 104 for the 10-year period.

19.

Source: Lipper® Inc., 6/30/06. Mutual Beacon Fund Class Z ranked 150 in a universe of 819 funds in Lipper's "Multi-Cap Core Funds" group for the one-year period, 65 of 585 for the three-year period, 27 of 430 for the five-year period and 27 of 155 for the 10-year period.

20.

Source: Lipper® Inc., 6/30/06. Mutual Financial Services Fund Class Z ranked 25 in a universe of 120 funds in Lipper's "Financial Services Funds" group for the one-year period, 16 of 103 for the three-year period and 13 of 92 for the five-year period.

21.

Source: Lipper® Inc., 6/30/06. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leader awards are based on Class A shares. Lipper ratings for Consistent Return reflect funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures. Lipper ratings are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Consistent Return, Total Return, Preservation, Tax-Efficiency, and Expense metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4 and the lowest 20% are scored 5. Franklin Income Fund, in Lipper's Mixed-Asset Target Allocation Moderate Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [271], Lipper Leader [209], Lipper Leader [85]; Consistent Return: Lipper Leader [262], Lipper Leader [202], 2 [74]. Franklin Flex Cap Growth Fund, in Lipper’s Multi-Cap Growth Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Expense: Lipper Leader [127], Lipper Leader [117], 2 [53]. Franklin Federal Tax-Free Income Fund, in Lipper’s General Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [248], Lipper Leader [224], 2 [143]; Consistent Return: 2 [238], 2 [216], 2 [114]; Tax Efficiency: Lipper Leader [248], Lipper Leader [224], Lipper Leader [143]. Franklin California High Yield Municipal Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [116], Lipper Leader [98], Lipper Leader [69]; Consistent Return: 2 [113], Lipper Leader [98], Lipper Leader [50]; Tax Efficiency: Lipper Leader [116], Lipper Leader [98], Lipper Leader [69]. Templeton Global Bond Fund, in Lipper's Global Income Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [95], Lipper Leader [80], Lipper Leader [50]. Templeton World Fund, in Lipper’s Global Multi-Cap Core Funds classification, received the following ratings for the three-, five and 10-year periods respectively: Total Return: 2 [59], Lipper Leader [48], Lipper Leader [13]; Expense: Lipper Leader [20], Lipper Leader [17], Lipper Leader [6]. Mutual Shares Fund, in Lipper’s Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class): Lipper Leader [8117], Lipper Leader [6387], N/A [N/A]. Mutual Beacon Fund, in Lipper’s Multi-Cap Core Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [585], Lipper Leader [430], N/A [N/A]; Consistent Return: Lipper Leader [564], Lipper Leader [421], N/A [N/A]; Preservation (in Equity asset class): Lipper Leader [8117], Lipper Leader [6387], N/A [N/A]. Mutual Financial Services Fund, in Lipper’s Financial Services Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [103], Lipper Leader [92], N/A [N/A]; Preservation (in Equity asset class): Lipper Leader [8117], Lipper Leader [6387], N/A [N/A]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

22.

Source: Morningstar©, Inc., 6/30/06. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 403; 314; 136 World Stock funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Templeton World Fund 3, 4, 4. The following funds were rated against 1070; 801; N/A Large Value funds for the respective three- five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Mutual Shares Fund 3, 4, N/A and Mutual Beacon Fund 3, 4, N/A. The following fund was rated against 126; 112; N/A Specialty-Financial funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Mutual Financial Services Fund 4, 4, N/A. The following fund was rated against 292; 275; 198 Muni National Long funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 164; 144; 112 Muni California Long funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Franklin California High Yield Municipal Fund 5, 5, 5. The following fund was rated against 290; 174; 65 Conservative Allocation funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Franklin Income Fund 5, 5, 5. The following fund was rated against 154; 136; 84 World Bond funds for the respective three-, five- and 10-year periods ended 6/30/06, as applicable. For the three-, five- and 10-year periods ended 6/30/06, the Morningstar ratings were: Templeton Global Bond Fund 5, 5, 4.

23.

Source: Lipper® Inc., 6/30/06. Of the eligible Franklin long-term mutual funds tracked by Lipper, 31, 42, 44 and 32 funds ranked in the top quartile, 28, 14, 16 and 16 funds ranked in the second quartile, 13, 11, 7 and 6 funds ranked in the third quartile, and 6, 3, 3 and 5 funds ranked in the fourth quartile.

24.

Source: Lipper® Inc., 6/30/06. Of the eligible Templeton long-term mutual funds tracked by Lipper, 2, 2, 4 and 4 funds ranked in the top quartile, 2, 2, 2 and 3 funds ranked in the second quartile, 2, 3, 2 and 1 funds ranked in the third quartile, and 5, 3, 1 and 1 funds ranked in the fourth quartile.

25.

Source: Lipper® Inc., 6/30/06. Of the eligible Mutual Series long-term mutual funds tracked by Lipper, 4, 3, 5 and 4 funds ranked in the top quartile, 1, 2, 1 and 0 funds ranked in the second quartile, 2, 1, 0 and 0 funds ranked in the third quartile, and 0, 0, 0 and 0 funds ranked in the fourth quartile.

Forward-Looking Statements

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements.  These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2005, and Franklin's Form 10-Q filings.

•      Our ability to repatriate foreign earnings at the amount currently anticipated is based on current interpretations of the American Jobs Creation Act of 2004, timely completion of the planned repatriation and relatively stable foreign exchange rates.

• We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•      Regulatory and legislative actions and reforms, particularly those specifically focused on the mutual fund industry, are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

• Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.
• We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
• We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•      Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

• Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
• The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•      Our increasing focus on international markets as a source of investments and sales of investment products subject us to increased exchange rate and other risks in connection with earnings and income generated overseas.

• Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
• We could suffer losses in earnings or revenue if our reputation is harmed.
• Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
• Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•      Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•      Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

• Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.
• Diverse and strong competition limits the interest rates that we can charge on consumer loans.
• Future sales of our common stock in the public market could adversely affect our stock price.

•      Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

• Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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